EXHIBIT 99.1 Investor and Media Inquiries: Dave Faupel dave.faupel@prth.com Priority Technology Holdings, Inc. Announces Fourth Quarter and Full Year 2020 Financial Results Strong Fourth Quarter Financial Performance with Continued Growth and Further Deleveraging ALPHARETTA, GA - March 16, 2021 -- Priority Technology Holdings, Inc. (NASDAQ: PRTH) (“Priority” or the “Company”), a leading provider of merchant acquiring, integrated payment software and commercial payment solutions, today announced its fourth quarter financial results including strong year-over-year revenue growth and further deleveraging during the quarter. Highlights of Consolidated Results Fourth Quarter 2020, Compared with Fourth Quarter 2019 Financial highlights of the fourth quarter of 2020 compared with the fourth quarter of 2019, are as follows: • Revenue of $106.1 million increased 8.1% from $98.2 million. • Gross profit (a non-GAAP measure1) of $32.5 million increased 3.2% from $31.4 million. • Gross profit margin (a non-GAAP measure1) of 30.6% decreased 144 basis points from 32.0%. • Income from operations of $6.2 million increased 489.3% from $1.1 million. • Net loss of $1.0 million compares with a net loss of $7.2 million. • Diluted loss per share of $0.01 compares with a diluted loss per share of $0.11. • Adjusted EBITDA (a non-GAAP measure1) of $18.2 million increased 12.7% from $16.2 million. • Total net leverage ratio of 5.85x at December 31, 2020 decreased from 6.16x at September 30, 20202. The fourth quarter of 2019 includes the results of the RentPayment business sold to MRI Software in September 2020. The fourth quarter of 2020 compared with the results of the fourth quarter of 2019, excluding the RentPayment business3, are as follows: • Revenue increased 12.3% from $94.5 million. • Gross profit (a non-GAAP measure1) increased 15.5% from $28.2 million. • Gross profit margin (a non-GAAP measure1) increased 84 basis points from 29.8%. • Adjusted EBITDA (a non-GAAP measure1) increased 35.2% from $13.6 million. Full Year 2020, Compared with Full Year 2019 Financial highlights of the full year 2020 compared with the full year 2019, are as follows: • Revenue of $404.3 million increased 8.7% from $371.9 million. • Gross profit (a non-GAAP measure1) of $127.0 million increased 6.4% from $119.3 million. • Gross profit margin (a non-GAAP measure1) of 31.4% decreased 68 basis points from 32.1%. 1

• Income from operations of $20.9 million increased 190.4% from $7.2 million. • Net income of $25.7 million, which includes the pre-tax gain from the sale of the RentPayment business, net of non-controlling interests ("NCIs"), of $62.1 million, compares with a net loss of $33.6 million. • Diluted income per share of $0.38 compares with a diluted loss per share of $0.50. • Adjusted EBITDA (a non-GAAP measure1) of $70.3 million increased 19.4% from $58.9 million. The consolidated results include the results of the RentPayment business from March 1, 2019 through September 22, 2020. Excluding the RentPayment business3, results for the full year 2020 compared with the results for the full year 2019 are as follows: • Revenue of $392.3 million increased 8.9% from $360.2 million. • Gross profit (a non-GAAP measure1) of $116.3 million increased 6.9% from $108.8 million. • Gross profit margin (a non-GAAP measure1) of 29.6% decreased 55 basis points from 30.2%. • Adjusted EBITDA (a non-GAAP measure1) of $62.1 million increased 25.0% from $49.7 million. (1) See “Non-GAAP Financial Measures” and the reconciliations of Gross Profit, Gross Profit Margin, and Adjusted EBITDA to their most comparable GAAP measures provided below for additional information. (2) See “Non-GAAP Financial Measures” and the calculation of Total Net Leverage Ratio for the year ended December 31, 2020, provided below for additional information. (3) See "Results With and Without RentPayment" for a summary of the results for the three and the twelve months ended December 31, 2020 and 2019, excluding the actual results of the RentPayment business sold in September 2020. “The momentum that we built in the third quarter continued through the fourth quarter and while these successes would have been meaningful in any year, I am especially proud of our team given the challenges presented by the pandemic,” said Tom Priore, Chairman and Chief Executive Officer of Priority. “We produced growth in revenue, gross profit and adjusted EBITDA and with our Finxera acquisition, we will be a one stop-shop for payments and virtual bank account management that today’s merchants and modern software companies are seeking in order to manage and monetize their payment networks.” “We have executed on our plan to build out our Payment Infrastructure as a Service (PIaaS) solutions while continuing to grow our consumer, commercial and integrated payments divisions,” continued Priore. “We enter 2021 in growth mode with strong activity and a solid pipeline. We expect that the strength of our core acquiring business and complimentary high growth, countercyclical payment assets will drive strong financial performance in 2021.” Conference Call Priority Technology Holdings, Inc.’s leadership will host a conference call on Wednesday, March 17, 2021 at 11:00 a.m. EST to discuss its fourth quarter and full year 2020 financial results. Participants can access the call by Phone: US/Canada: (877) 501-3161 or International: (786) 815-8443. The Internet webcast link and accompanying slide presentation can be accessed at https://edge.media-server.com/ mmc/p/9rjzgeoo and will also be posted in the “Investor Relations” section of the Company’s website at www.PRTH.com. An audio replay of the call will be available shortly after the conference call until March 20, 2021 at 1:30 p.m. EST. To listen to the audio replay, dial (855) 859-2056 or (404) 537-3406 and enter conference ID number 6918659. Alternatively, you may access the webcast replay in the “Investor Relations” section of the Company’s website at www.PRTH.com. 2

Non-GAAP Financial Measures This communication includes certain non-GAAP financial measures that we regularly review to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions. We believe these non-GAAP measures help to illustrate the underlying financial and business trends relating to our results of operations and comparability between current and prior periods. We also use these non- GAAP measures to establish and monitor operational goals. However, these non-GAAP measures are not superior to or a substitute for prominent measurements calculated in accordance with GAAP. Rather, the non-GAAP measures are meant to be a complement to understanding measures prepared in accordance with GAAP. Gross Profit and Gross Profit Margin The Company’s non-GAAP gross profit metric represents revenues less costs of services. Gross profit margin is gross profit divided by revenues. We review these non-GAAP measures to evaluate our underlying profit trends. The reconciliation of gross profit to its most comparable GAAP measure is provided below: (in thousands) Three Months Ended December 31, Twelve Months Ended December 31, 2020 2019 2020 2019 Revenues $ 106,091 $ 98,183 $ 404,342 $ 371,854 Costs of Services (73,641) (66,742) (277,374) (252,569) Gross Profit $ 32,450 $ 31,441 $ 126,968 $ 119,285 Gross Profit Margin 30.6% 32.0% 31.4% 32.1 % EBITDA, Adjusted EBITDA and Consolidated Adjusted EBITDA EBITDA and adjusted EBITDA are performance measures. EBITDA is earnings before interest, income tax, and depreciation and amortization expenses (“EBITDA”). Adjusted EBITDA begins with EBITDA but further excludes certain non-cash costs, such as stock-based compensation and the write-off of the carrying value of investments or other assets, as well as debt extinguishment and modification expenses and other expenses and income items considered non-recurring, such as acquisition integration expenses, certain professional fees, and litigation settlements. Consolidated adjusted EBITDA, which is a liquidity measure used in determining our total net leverage ratio, is adjusted EBITDA further adjusted for items specified in the definition of consolidated adjusted EBITDA within our debt agreements, which include the pro-forma impact of acquisitions and dispositions and other specified adjustments. We review the non-GAAP adjusted EBITDA measure to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions. 3

We review the non-GAAP consolidated adjusted EBITDA to evaluate compliance with our total net leverage ratio at each measurement period. The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below:

	(in thousands)			
	Three Months Ended December 31,		**Twelve Months Ended December 31,**	
	2020	**2019**	**2020**	**2019**
Net (loss) income	$ (1,004)	$ (7,169)	$ 25,661	$ (33,589)
Interest expense	9,385	10,051	44,839	40,653
Income tax (benefit) expense	(2,020)	(1,638)	10,899	830
Depreciation and amortization	9,889	10,329	40,775	39,092
EBITDA	16,250	11,573	122,174	46,986
Gain on sale, net of NCIs	—	—	(62,091)	—
Debt extinguishment and modification	—	—	1,899	
Write-off of equity-method investment	—	—	211	—
Selling, general and administrative	1,180	4,310	5,710	8,266
Non-cash stock-based compensation	803	298	2,430	3,652
Adjusted EBITDA	$ 18,233	$ 16,181	$ 70,333	$ 58,904

Reconciliation to Consolidated Adjusted EBITDA for the twelve months ended December 31, 2020:	
Adjusted EBITDA	$ 70,333
Allowable Board fee add-back	1,500
Other adjustments	161
RentPayment 2020 adjusted EBITDA	(8,221)
Consolidated Adjusted EBITDA	$ 63,773
Consolidated Total Debt at December 31, 2020:	
Current portion of long-term debt	$ 19,442
Long-term debt, net of discounts and deferred financing costs	357,873
Unamortized debt discounts and deferred financing costs	4,725
	382,040
Less unrestricted cash	(9,241)
Consolidated Net Debt	$ 372,799
Total Net Leverage Ratio	**5.85x**

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Further detail of certain of these adjustments, and where these items are recorded in our consolidated statements of operations, is provided below: (in thousands) Three Months Ended December 31, Twelve Months Ended December 31, 2020 2019 2020 2019 Segment Selling, general and administrative expense: Acquisition integration services $ (119) $ 1,723 $ 2,628 $ 2,910 Integrated Partners Intangible carrying value adjustment 773 — 1,753 — Consumer Legal and professional fees 416 3,173 1,941 6,353 Corporate Legal settlements 3 34 (719) (377) Corporate Change in fair value of contingent consideration (360) (620) (360) (620) Consumer Write-down of note receivable 467 — 467 — Consumer $ 1,180 $ 4,310 $ 5,710 $ 8,266 Salary and employee benefit expense: Non-cash stock-based compensation $ 108 $ 141 $ 440 $ 1,572 Consumer Non-cash stock-based compensation 27 32 122 588 Commercial Non-cash stock-based compensation 1 1 2 3 Integrated Partners Non-cash stock-based compensation 667 124 1,866 1,489 Corporate $ 803 $ 298 $ 2,430 $ 3,652 Other: Debt extinguishment and modification $ 1,899 Write-off of equity-method investment 211 $ 2,110 Gain on sale of business $ 107,239 Attributable to NCIs (45,148) Gain on sale, net of NCIs $ 62,091 Priority does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non-cash reconciling items that would be difficult to predict with reasonable accuracy. For example, stock-based compensation expense would be difficult to estimate because it depends on the Company’s future hiring and retention needs, as well as the future fair market value of the Company’s common stock, all of which are difficult to predict and subject to constant change. As a result, the Company does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Company’s outlook. 5

About Priority Technology Holdings, Inc. Priority is a leading provider of merchant acquiring, integrated payment software and commercial payment solutions, offering unique product and service capabilities to its merchant network and distribution partners. Priority’s enterprise operates from a purpose-built business platform that includes tailored customer service offerings and bespoke technology development, allowing the Company to provide end-to-end solutions for payment and payment-adjacent opportunities. Additional information can be found at www.PRTH.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, expected timing of the closing of Priority Technology Holdings, Inc.'s ("Priority", "we", "our", or "us") merger with Finxera Holdings, Inc. ("Finxera") and our 2021 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 30, 2020. These filings are available online at www.sec.gov or www.PRTH.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward- looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. 6

PRIORITY TECHNOLOGY HOLDINGS, INC. Condensed Consolidated Statements of Operations Unaudited (in thousands, except per share amounts) Three Months Ended December 31, Year Ended December 31, 2020 2019 2020 2019 REVENUES $ 106,091 $ 98,183 $ 404,342 $ 371,854 OPERATING EXPENSES: Costs of services 73,641 66,742 277,374 252,569 Salary and employee benefits 9,812 10,291 39,507 42,214 Depreciation and amortization 9,889 10,329 40,775 39,092 Selling, general and administrative 6,520 9,764 25,825 30,795 Total operating expenses 99,862 97,126 383,481 364,670 Income from operations 6,229 1,057 20,861 7,184 OTHER (EXPENSES) INCOME: Interest expense (9,385) (10,051) (44,839) (40,653) Debt extinguishment and modification costs — — (1,899) — Gain on sale of business — — 107,239 — Other income, net 182 187 596 710 Total other (expenses) income, net (9,203) (9,864) 61,097 (39,943) (Loss) income before income taxes (2,974) (8,807) 81,958 (32,759) Income tax (benefit) expense (2,020) (1,638) 10,899 830 Net (loss) income (954) (7,169) 71,059 (33,589) Less net income attributable to non-controlling interests (50) — (45,398) — Net (loss) income attributable to stockholders of Priority Technology Holdings, Inc. $ (1,004) $ (7,169) $ 25,661 $ (33,589) Income (loss) per common share: Basic and diluted $ (0.01) $ (0.11) $ 0.38 $ (0.50) Weighted-average common shares and equivalents: Basic 67,288 67,019 67,158 67,086 Diluted 67,532 67,019 67,263 67,086 7

PRIORITY TECHNOLOGY HOLDINGS, INC. Condensed Consolidated Balance Sheets (in thousands) Unaudited December 31, 2020 December 31, 2019 ASSETS Current assets: Cash $ 9,241 $ 3,234 Restricted cash 78,879 47,231 Accounts receivable, net of allowance for doubtful accounts 41,321 37,993 Prepaid expenses and other current assets 3,500 3,897 Current portion of notes receivable 2,190 1,326 Settlement assets 753 533 Total current assets 135,884 94,214 Notes receivable, less current portion 5,527 4,395 Property, equipment and software, net 22,875 23,518 Goodwill 106,832 109,515 Intangible assets, net 98,057 182,826 Deferred income taxes, net 46,697 49,657 Other non-current assets 1,957 380 Total assets $ 417,829 $ 464,505 LIABILITIES AND STOCKHOLDERS' DEFICIT Current liabilities: Accounts payable and accrued expenses $ 29,821 $ 26,965 Accrued residual commissions 23,824 19,315 Customer deposits and advance payments 2,883 4,928 Current portion of long-term debt 19,442 4,007 Settlement obligations 72,878 37,789 Total current liabilities 148,848 93,004 Long-term debt, net of current portion, discounts and debt issuance costs 357,873 485,578 Other non-current liabilities 9,672 6,612 Total long-term liabilities 367,545 492,190 Total liabilities 516,393 585,194 Stockholders' deficit: Preferred stock — — Common stock 68 68 Treasury stock, at cost (2,388) (2,388) Additional paid-in capital 5,769 3,651 Accumulated deficit (102,013) (127,674) Total Priority Technology Holdings, Inc. stockholders' deficit (98,564) (126,343) Non-controlling interest in subsidiary — 5,654 Total stockholders' deficit (98,564) (120,689) Total liabilities and stockholders' deficit $ 417,829 $ 464,505 8

PRIORITY TECHNOLOGY HOLDINGS, INC. Condensed Consolidated Statements of Cash Flows Unaudited (in thousands) Year Ended December 31, 2020 2019 Cash flows from operating activities: Net income (loss) $ 71,059 $ (33,589) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Gain recognized on sale of business (107,239) — Transaction costs upon sale of business (5,383) — Depreciation and amortization of assets 40,775 39,092 Equity-classified and liability-classified stock compensation 2,430 3,652 Amortization of debt issuance costs and discounts 2,396 1,667 Deferred income tax expense, net of change in allowance 2,960 765 Payment-in-kind interest 8,573 5,126 Write off of deferred loan costs and discount 1,523 — Impairment charges for intangible assets 1,753 — Other non-cash items, net 84 (1,428) Change in operating assets and liabilities, excluding business sale: Accounts receivable (5,160) (1,736) Settlement assets and obligations, net 34,870 27,284 Prepaid expenses and other current assets 65 (1,230) Notes receivable (2,230) (390) Accounts payable and other accrued liabilities 1,343 (1,061) Customer deposits and advance payments (2,045) 1,646 Other assets and liabilities, net 1,298 (434) Net cash provided by operating activities 47,072 39,364 Cash flows from investing activities: Sale of business 179,416 — Additions to property, equipment and software (7,461) (11,118) Acquisitions of intangible assets (5,559) (82,945) Notes receivable loan funding — (3,500) Other investing activity — (184) Net cash provided by (used in) investing activities 166,396 (97,747) Cash flows from financing activities: Proceeds from issuance of long-term debt, net of issue discount — 69,650 Repayments of long-term debt (110,507) (3,828) Profit distributions to non-controlling interests of subsidiaries (45,398) — Borrowings under revolving credit facility 7,000 14,000 Repayments under revolving credit facility (18,505) (2,500) Debt issuance and modification costs (paid) refunded (2,749) 83 Redemption of redeemable non-controlling interest of subsidiary (5,654) — Repurchases of common stock — (2,388) Net cash (used in) provided by financing activities (175,813) 75,017 Net change in cash and restricted cash: Net increase in cash and restricted cash 37,655 16,634 Cash and restricted cash at beginning of year 50,465 33,831 Cash and restricted cash at end of year $ 88,120 $ 50,465 9

PRIORITY TECHNOLOGY HOLDINGS, INC.
Reportable Segments' Results
Unaudited

(in thousands)	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Consumer Payments:				
Revenue	$ 100,777	$ 87,394	$ 367,816	$ 330,599
Operating expenses	87,905	77,453	329,424	298,362
Income from operations	$ 12,872	$ 9,941	$ 38,392	$ 32,237
Operating margin	12.8 %	11.4 %	10.4 %	9.8 %
Depreciation and amortization	$ 9,281	$ 8,627	$ 35,002	$ 32,842
Key indicators:				
Merchant bankcard processing dollar value	$ 11,070,937	$ 10,752,475	$ 41,703,661	$ 42,303,880
Merchant bankcard transaction volume	120,344	129,176	455,240	511,852
Commercial Payments:				
Revenue	$ 3,905	$ 6,488	20,922	25,980
Operating expenses	4,390	6,264	19,999	26,871
Income (loss) from operations	$ (485)	$ 224	$ 923	$ (891)
Operating margin	(12.4)%	3.5 %	4.4 %	(3.4)%
Depreciation and amortization	$ 75	$ 75	$ 306	$ 323
Key indicators:				
Merchant bankcard processing dollar value	$ 53,775	$ 75,626	$ 249,004	$ 312,342
Merchant bankcard transaction volume	29	25	99	109
Integrated Partners:				
Revenue	$ 1,409	$ 4,301	$ 15,604	$ 15,275
Operating expenses	1,471	4,918	14,200	14,550
Income from operations	$ (62)	$ (617)	$ 1,404	$ 725
Operating margin	(4.4)%	(14.3)%	9.0 %	4.7 %
Depreciation and amortization	$ 251	$ 1,312	$ 4,299	$ 4,398
Key indicators:				
Merchant bankcard processing dollar value	$ 11,940	$ 126,207	$ 364,084	$ 386,101
Merchant bankcard transaction volume	109	467	1,316	1,380
Income from operations of reportable segments	$ 12,325	$ 9,548	$ 40,719	$ 32,071
Less: Corporate expense	(6,096)	(8,491)	(19,858)	(24,887)
Consolidated income from operations	$ 6,229	$ 1,057	$ 20,861	$ 7,184
Corporate depreciation and amortization	$ 282	$ 315	$ 1,168	$ 1,529
Key indicators:				
Merchant bankcard processing dollar value	$ 11,136,652	$ 10,954,308	$ 42,316,749	$ 43,002,323
Merchant bankcard transaction volume	120,482	129,668	456,655	513,341

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PRIORITY TECHNOLOGY HOLDINGS, INC.
Results With and Without RentPayment
Unaudited

	(in thousands) Twelve Months Ended December 31, 2020			*(in thousands)* Twelve Months Ended December 31, 2019		
	Consolidated	**RentPayment**	**Excl RentPayment**	**Consolidated**	**RentPayment**	**Excl RentPayment**
Revenues	$ 404,342	$ 12,042	$ 392,300	$ 371,854	$ 11,694	$ 360,160
Operating Expenses:						
Costs of services	277,374	1,362	276,012	252,569	1,166	251,403
Salary and employee benefits	39,507	1,649	37,858	42,214	882	41,332
Depreciation and amortization	40,775	3,668	37,107	39,092	4,031	35,061
Selling, general and administrative	25,825	3,538	22,287	30,795	3,340	27,455
Total operating expenses	383,481	10,217	373,264	364,670	9,419	355,251
Income from operations	20,861	1,825	19,036	7,184	2,275	4,909
Depreciation and amortization	40,775	3,668	37,107	39,092	4,031	35,061
Other income, net	807	—	807	710	—	710
Net income attributable to NCIs	(250)	—	(250)	—	—	—
Non-cash stock-based compensation	2,430	—	2,430	3,652	—	3,652
Legal and professional fees	1,941	—	1,941	6,353	—	6,353
Legal settlements	(719)	100	(819)	(377)	—	(377)
Acquisition integration services	2,628	2,628	—	2,910	2,910	—
Intangible carrying value adjustment	1,753	—	1,753	—	—	—
Change in FV of contingent consideration	(360)	—	(360)	(620)	—	(620)
Write-down of note receivable	467	—	467	—	—	—
Adjusted EBITDA	**$ 70,333**	**$ 8,221**	**$ 62,112**	**$ 58,904**	**$ 9,216**	**$ 49,688**

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PRIORITY TECHNOLOGY HOLDINGS, INC.
Results With and Without RentPayment
Unaudited

	(in thousands) Fourth Quarter 2020			*(in thousands)* Fourth Quarter 2019		
	Consolidated	**RentPayment (1)**	**Excl RentPayment**	**Consolidated**	**RentPayment**	**Excl RentPayment**
Revenues	$ 106,091	$ (76)	$ 106,167	$ 98,183	$ 3,636	$ 94,547
Operating Expenses:						
Costs of services	73,641	(7)	73,648	66,742	362	66,380
Salary and employee benefits	9,812	23	9,789	10,291	441	9,850
Depreciation and amortization	9,889	—	9,889	10,329	1,208	9,121
Selling, general and administrative	6,520	(113)	6,633	9,764	1,935	7,829
Total operating expenses	99,862	(97)	99,959	97,126	3,946	93,180
Income (loss) from operations	6,229	21	6,208	1,057	(310)	1,367
Depreciation and amortization	9,889	—	9,889	10,329	1,208	9,121
Other income, net	182	—	182	187	—	187
Net income attributable to NCIs	(50)	—	(50)	—	—	—
Non-cash stock-based compensation	803	—	803	298	—	298
Legal and professional fees	416	—	416	3,173	—	3,173
Legal settlements	3	—	3	34	—	34
Acquisition integration services	(119)	(119)	—	1,723	1,723	—
Intangible carrying value adjustment	773	—	773	—	—	—
Change in FV of contingent consideration	(360)	—	(360)	(620)	—	(620)
Write-down of note receivable	467	—	467	—	—	—
Adjusted EBITDA	**$ 18,233**	**$ (98)**	**$ 18,331**	**$ 16,181**	**$ 2,621**	**$ 13,560**

(1) RentPayment activity in the fourth quarter of 2020 relates to finalization of pre-sale operations.

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